UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2025 Hamilton Avenue

San Jose, California 95125

(Address of principal executive offices)

(408) 376-7108

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 29, 2024, eBay Inc. (“eBay”) completed the previously announced sale of (1) 227,115,592 shares of Adevinta ASA (“Adevinta”) to Aurelia BidCo 1 Norway AS (“BidCo 1”) in exchange for approximately $2.4 billion in cash and (2) 177,115,591 shares of Adevinta to Aurelia Netherlands TopCo B.V. (“TopCo”) in exchange for the issuance of 177,115,591 shares in TopCo (collectively, the “Transactions”) pursuant to the Bid Conduct Agreement and the Transaction Completion Agreement, each dated as of November 21, 2023 and amended as of May 10, 2024, by and among eBay, eBay International Holding GmbH, a wholly owned subsidiary of eBay, eBay International Management B.V., a wholly owned subsidiary of eBay, BCP Aurelia Luxco S.à r.l., Aurelia UK Feederco Limited, TopCo, Aurelia BidCo Norway AS (“BidCo”) and BidCo 1. BidCo 1 is a wholly owned subsidiary of BidCo incorporated under the laws of Norway, BidCo is a wholly owned subsidiary of TopCo incorporated under the laws of Norway, and TopCo is a private limited company incorporated under the laws of the Netherlands. eBay intends to use the cash proceeds from the Transactions for general corporate purposes, which may include share repurchases, repayment of indebtedness, capital expenditures, and possible acquisitions. eBay expects to share its next update on its overall plans for capital allocation when it reports its financial results for the quarter ended June 30, 2024.

The foregoing description of the Bid Conduct Agreement and the Transaction Completion Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Bid Conduct Agreement, the Transaction Completion Agreement and each of the amendments thereto, respectively, which are attached as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3 and Exhibit 2.4 to this Current Report on Form 8-K and incorporated herein by reference in their entirety.

 Item 9.01.   Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Any required pro forma financial information with respect to the Transactions will be filed by amendment to this Item 9.01(b).

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
2.1	Bid Conduct Agreement, dated as of November 21, 2023, by and among eBay Inc., eBay International Holding GmbH, eBay International Management B.V., BCP Aurelia Luxco S.à r.l., Aurelia UK Feederco Limited, Aurelia Netherlands TopCo B.V., Aurelia BidCo Norway AS and Aurelia BidCo 1 Norway AS (incorporated by reference to Exhibit 2.1 of eBay Inc.’s Current Report on Form 8-K, filed with the SEC on November 21, 2023)†

2.2	Transaction Completion Agreement, dated as of November 21, 2023, by and among eBay Inc., eBay International Holding GmbH, eBay International Management B.V., BCP Aurelia Luxco S.à r.l., Aurelia UK Feederco Limited, Aurelia Netherlands TopCo B.V., Aurelia BidCo Norway AS and Aurelia BidCo 1 Norway AS (incorporated by reference to Exhibit 2.2 of eBay Inc.’s Current Report on Form 8-K, filed with the SEC on November 21, 2023)†

2.3	Amendment Agreement to Bid Conduct Agreement, dated as of May 10, 2024, by and among eBay Inc., eBay International Holding GmbH, eBay International Management B.V., BCP Aurelia Luxco S.à r.l., Aurelia UK Feederco Limited, Aurelia Netherlands TopCo B.V., Aurelia BidCo Norway AS and Aurelia BidCo 1 Norway AS (incorporated by reference to Exhibit 2.1 of eBay Inc.’s Current Report on Form 8-K, filed with the SEC on May 10, 2024)†

2.4	Amendment Agreement to Transaction Completion Agreement, dated as of May 10, 2024, by and among eBay Inc., eBay International Holding GmbH, eBay International Management B.V., BCP Aurelia Luxco S.à r.l., Aurelia UK Feederco Limited, Aurelia Netherlands TopCo B.V., Aurelia BidCo Norway AS and Aurelia BidCo 1 Norway AS (incorporated by reference to Exhibit 2.2 of eBay Inc.’s Current Report on Form 8-K, filed with the SEC on May 10, 2024)†

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: May 29, 2024	/s/ Molly Finn
Name: Molly Finn
Title: Vice President & Deputy General Counsel, Corporate & Assistant Secretary